                                                                   EXHIBIT J
                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" and to the incorporation by reference of our report dated February 20, 2001, in this Registration Statement (Form N-1A 33-1312) of HSBC Funds Trust.



                                           ERNST & YOUNG LLP

New York, New York
April 25, 2001